MERRILL LYNCH
NEW JERSEY
MUNICIPAL
BOND FUND








FUND LOGO







Annual Report

July 31, 1995

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.














Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pick-up in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
During the fiscal year ended July 31, 1995, the bond market was very volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a high of 7.37% on November 17, 1994 to a low of 5.94% on June 8, 1995. At July 31, 1995, the
Index was near the low for the period, yielding 6.27%. After rising sharply for most of 1994, long-term interest rates rallied significantly during the first half of 1995 as the US economy nearly slowed to a halt. This slowdown in economic growth initially caused the Federal Reserve Board to stop tightening monetary policy early in 1995. Once the magnitude of the slowdown became apparent in July, the Federal Reserve Board decreased the Federal Funds rate by 0.25% to 5.75%.

We altered the portfolio strategy for Merrill Lynch New Jersey Municipal Bond Fund during the past 12 months as investor psychology changed. The Fund entered the year defensively postured and maintained that outlook through early 1995. This enabled the Fund to limit the decline in total returns which all long-term municipal bond funds experienced during this very difficult period. (Complete performance information, including average annual total returns, can be found on pages 3-5 of this report to shareholders.) However, as evidence of a stagnant economy emerged early in 1995, we started to become constructive on the market. Therefore, our strategy centered on reducing cash reserves to a minimum and restructuring the holdings to extend the average life and lower the average coupon of the portfolio. This entailed selling par bonds which have little upside potential, and buying discount coupon bonds. Recently, the economy improved and we responded by raising cash reserves and shortening the average life of the portfolio as a precautionary measure. Because of our strategy, the Fund was able to generate a positive total return and an attractive current yield to our shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager

September 5, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on page 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                               12 Month    3 Month
                                               7/31/95   4/30/95   7/31/94++   % Change++ % Change
                                                                                            <C.
Class A Shares*                                 $10.71    $10.55    $10.63       +0.75%     +1.52%
Class B Shares*                                  10.71     10.55     10.63       +0.75      +1.52
Class C Shares*                                  10.71     10.55     10.34       +3.58      +1.52
Class D Shares*                                  10.71     10.55     10.34       +3.58      +1.52
Class A Shares--Total Return*                                                    +6.51(1)   +2.89(2)
Class B Shares--Total Return*                                                    +5.97(3)   +2.75(4)
Class C Shares--Total Return*                                                    +7.62(5)   +2.72(6)
Class D Shares--Total Return*                                                    +8.05(7)   +2.85(8)
Class A Shares--Standardized 30-day Yield         4.79%
Class B Shares--Standardized 30-day Yield         4.48%
Class C Shares--Standardized 30-day Yield         4.37%
Class D Shares--Standardized 30-day Yield         4.69%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.581 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.391 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.432 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.141 per share ordinary income dividends.


PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:



                                     8/31/90**         7/95

ML New Jersey Municipal
Bond Fund++--Class A Shares*          $ 9,600        $13,876

ML New Jersey Municipal
Bond Fund++--Class B Shares*          $10,000        $14,101

Lehman Brother Municipal
Bond Index++++                        $10,000        $15,010

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


    Past performance is not predictive of future performance.




Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:



                                     10/21/94**        7/95

ML New Jersey Municipal
Bond Fund++--Class C Shares*          $10,000        $10,662

ML New Jersey Municipal
Bond Fund++--Class D Shares*          $ 9,600        $10,372

Lehman Brother Municipal
Bond Index++++                        $10,000        $11,107



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.




PERFORMANCE DATA (concluded)



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +7.74%         +3.43%
Inception (8/31/90)
through 6/30/95                            +7.79          +6.88

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +7.28%         +3.28%
Inception (8/31/90)
through 6/30/95                            +7.25          +7.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +7.03%         +6.03%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +7.41%         +3.11%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance Summary--Class A Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
8/31/90-12/31/90         $10.00       $10.17           --                   $0.236           + 4.10%
1991                      10.17        10.57         $0.007                  0.704           +11.27
1992                      10.57        10.78          0.036                  0.649           + 8.73
1993                      10.78        11.39          0.015                  0.635           +11.94
1994                      11.39        10.15           --                    0.579           - 5.86
1/1/95-7/31/95            10.15        10.71           --                    0.325           + 8.90
                                                     ------                 ------
                                               Total $0.058           Total $3.128

                                                      Cumulative total return as of 7/31/95: +44.54%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value       Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
8/31/90-12/31/90         $10.00       $10.17           --                   $0.219           + 3.92%
1991                      10.17        10.57         $0.007                  0.651           +10.72
1992                      10.57        10.79          0.036                  0.595           + 8.28
1993                      10.79        11.39          0.015                  0.579           +11.27
1994                      11.39        10.15           --                    0.526           - 6.33
1/1/95-7/31/95            10.15        10.71           --                    0.295           + 8.58
                                                     ------                 ------
                                               Total $0.058           Total $2.865

                                                      Cumulative total return as of 7/31/95: +41.00%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax
               (subject to)
EDA            Economic Development Authority
GO             General Obligation Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                 Issue                                              (Note 1a)

New Jersey--89.1%
A-       NR*        $ 1,000   Atlantic City, New Jersey, Municipal Utilities Authority, Water
                              Systems Revenue Bonds, 7.75% due 5/01/2000 (g)                                    $  1,151

                              Atlantic County, New Jersey, Utilities Authority, Solid Waste
                              Revenue Bonds:
NR*      Ba           2,800     7% due 3/01/2008                                                                   2,797
NR*      Ba           1,400     7.125% due 3/01/2016                                                               1,406

BBB+     Ba           4,750   Camden County, New Jersey, Pollution Control Financing Authority, Solid
                              Waste Resource Recovery Revenue Bonds, Series D, 7.25% due 12/01/2010                4,814

                              Cape May County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds (Atlantic City Electric Company Project),
                              Series A (d):
AAA      Aaa          6,000     AMT, 7.20% due 11/01/2029                                                          6,951
AAA      Aaa          4,500     Refunding, 6.80% due 3/01/2021                                                     5,070

NR*      A              500   Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge
                              Revenue Bonds, 7.875% due 7/01/1998 (g)                                                558

AAA      Aaa          4,000   Essex County, New Jersey, Improvement Authority Revenue Bonds (Irvington
                              Township School District), 6.625% due 10/01/2002 (g) (h)                             4,526

AA       A            3,200   Jersey City, New Jersey, School GO, UT, 6.65% due 2/15/2017                          3,377

NR*      Ba           1,250   Mercer County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                              (Solid Waste), AMT, Series B, 6.80% due 4/01/2005                                    1,247

NR*      NR*          5,750   Middlesex County, New Jersey, Pollution Control Authority, Revenue
                              Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                                5,874

AAA      Aaa          1,100   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Bonds,
                              Series A, 6.50% due 9/15/2011 (f)                                                    1,170

AAA      Aaa          2,000   Monmouth County, New Jersey, Improvement Authority, Sewer Facilities
                              Revenue Refunding Bonds, 6.75% due 2/01/2001 (d) (g)                                 2,239

AAA      Aaa          5,000   New Jersey Building Authority, State Building Revenue Refunding Bonds,
                              Custodial Receipts/Certificates, 5% due 6/15/2010 (d)                                4,743

AAA      Aaa          5,000   New Jersey, EDA, Educational Testing Services Revenue Bonds, Series A,
                              6% due 5/15/2025 (d)                                                                 4,999

A        A1           4,500   New Jersey, EDA, Lease Rental Revenue Bonds (Liberty State Park Project),
                              6.80% due 3/15/2022                                                                  4,776

                              New Jersey, EDA, Natural Gas Facilities Revenue Bonds, Series A:
BBB      A3           1,260     (Elizabethtown Gas Company Project), AMT, 6.75% due 10/01/2021                     1,301
AAA      Aaa          8,750     Refunding (NUI Corp.), 6.35% due 10/01/2022 (c)                                    8,981

BB+      Baa2         2,000   New Jersey, EDA, Revenue Bonds (American Airlines Inc. Project),
                              AMT, 7.10% due 11/01/2031                                                            2,070

AAA      Aaa          2,500   New Jersey, EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                              6.50% due 7/01/2024 (h)                                                              2,642



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                 Issue                                              (Note 1a)

New Jersey (continued)
                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
NR*      Baa1       $ 2,225     (Deborah Heart and Lung Center), 6.30% due 7/01/2023                            $  2,203
AAA      Aaa          2,450     (JFK Health Systems Obligation Group), 5.625% due 7/01/2020 (f)                    2,323
A-       NR*            665     (Pascack Valley Hospital Association), 6.90% due 7/01/2021                           688
A-       A            2,000     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011            2,081
BBB      Baa          4,980     Refunding (Englewood Hospital & Medical Center), 6.75% due 7/01/2024               4,961
AAA      Aaa          2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (f)                    2,106
AAA      Aaa          7,745     Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (c)                   8,399
BBB-     Baa          2,950     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020                          3,172
AAA      Aaa            670     (Saint Peter's Medical Center), Series C, 8.60% due 7/01/1997 (d) (g)                740
AAA      Aaa            130     (Saint Peter's Medical Center), Series C, 8.60% due 7/01/2017 (d)                    142

A1       VMIG1++      1,600   New Jersey Sports and Exposition Authority Revenue Bonds (State
                              Contract), VRDN, Series C, 3.70% due 9/01/2024 (a) (d)                               1,600

                              New Jersey State Educational Facilities Authority Revenue Bonds (Seton
                              Hall University Project):
AAA      Aaa          2,000     Series C, 6.85% due 7/01/2019 (e)                                                  2,161
BBB      Baa1           500     Series D, 7% due 7/01/2021                                                           527

AA-      Aaa          1,000   New Jersey State Highway Authority, General Revenue Bonds (Garden State
                              Parkway), 7.25% due 1/01/1999 (g)                                                    1,109

                              New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                              Revenue Bonds (d):
AAA      Aaa            845     AMT, Series B, 7.90% due 10/01/2022                                                  904
AAA      Aaa          5,000     AMT, Series M, 7% due 10/01/2026                                                   5,348
AAA      Aaa            725     Series A, 7.50% due 4/01/2015                                                        781

A+       NR*          1,120   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                              Bonds (Mont Clarion Project), AMT, Series J, 7.70% due 11/01/2029                    1,193

AAA      NR*         10,410   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                              Refunding Bonds (Presidential Plaza), 6.95% due 5/01/2013 (i)                       10,982

                              New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds:
A        A            2,365     Series C, 6.50% due 1/01/2016                                                      2,539
AAA      Aaa          3,000     Series C, 6.50% due 1/01/2016 (d)                                                  3,276
AAA      VMIG1++      2,300     VRDN, Series D, 3.40% due 1/01/2018 (a) (f)                                        2,300

                              New Jersey State Various Purpose Revenue Bonds (b):
AA+      Aa1            500     9.40% due 4/01/2000                                                                  604
AA+      Aa1          1,500     7.25% due 4/15/2000                                                                1,642

A        A            1,000   New Jersey Wastewater Treatment Revenue Bonds, 7.90% due 9/01/2007                   1,088

AAA      Aaa          3,000   New Jersey Water Supply Authority Revenue Bonds (Delaware and Raritan
                              System), Custodial Receipts/Certificates, AMT, 7.875% due 11/01/2013 (d)             3,358

AAA      Aaa          2,120   Passaic Valley, New Jersey, Water Commission Water Supply Bonds,
                              Series A, 6.40% due 12/15/2002 (f) (g)                                               2,375

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1           6,800     69th Series, 7.125% due 6/01/2025                                                  7,357
AA-      A1           5,250     72nd Series, 7.35% due 10/01/2027                                                  5,895
AA-      A1           2,000     78th Series, 6.50% due 4/15/2011                                                   2,103
AA-      A1           2,000     83rd Series, 6.375% due 10/15/2017                                                 2,062
AAA      Aaa          3,300     96th Series, AMT, 6.60% due 10/01/2023 (f)                                         3,424
AA-      A1           6,000     100th Series, 5.75% due 6/15/2030                                                  5,723

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)

S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                 Issue                                              (Note 1a)

New Jersey (concluded)
                              Port Authority of New York and New Jersey, Versatile Structure
                              Special Obligation Revenue Bonds, VRDN (a):
A1+      VMIG1++    $ 2,100     Series 1, 3.80% due 8/01/2028                                                   $  2,100
A1+      VMIG1++        900     Series 3, 3.75% due 6/01/2020                                                        900

                              Rutgers State University, New Jersey, University Revenue Bonds:
AAA      Aaa          1,675     Series O, 7.90% due 5/01/1998 (g)                                                  1,866
AA       A1           1,000     Series P, 6.85% due 5/01/2021                                                      1,081

                              South Brunswick, New Jersey, Board of Education Revenue Bonds, UT (f):
AAA      Aaa          1,215     6.40% due 8/01/2015                                                                1,266
AAA      Aaa          1,000     6.40% due 8/01/2016                                                                1,040

AAA      Aaa          2,500   Trenton, New Jersey, GO, UT, 6.55% due 8/15/2009 (d)                                 2,701

A1+      P1           2,700   Union County, New Jersey, Industrial Pollution Control Financing
                              Authority, PCR, Refunding Bonds (Exxon Project), VRDN, 3.95% due
                              7/01/2033 (a)                                                                        2,700

                              University of Medicine and Dentistry, New Jersey, Revenue Bonds:
AA       A            1,170     Refunding, Series D, 6.50% due 12/01/2005                                          1,277
AA       A            2,750     Series E, 6.50% due 12/01/2018                                                     2,892

AAA      Aaa          3,905   West New York, New Jersey, Municipal Utilities Authority, Sewer Revenue
                              Refunding Bonds, 6.10%** due 12/15/2019 (f)                                            931


Puerto Rico--9.7%


A        Baa1         2,760   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds,
                              Series A, 7.875% due 7/01/2017                                                       3,070

                              Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Highway Revenue Bonds:
A        Baa1         5,530     Refunding, Series X, 5% due 7/01/2022                                              4,666
A        Baa1         2,400     Series W, 5.50% due 7/01/2017                                                      2,205

AAA      NR*          1,000   Puerto Rico Commonwealth, Highway Authority, Highway Revenue Bonds,
                              Series Q, 7.75% due 7/01/2000 (g)                                                    1,164

BBB+     Baa1         1,195   Puerto Rico Commonwealth, Infrastructure Special Financing Authority
                              Revenue Bonds, Series A, 7.75% due 7/01/2008                                         1,320

AAA      NR*          2,055   Puerto Rico Commonwealth, Public Improvement, GO, 7.70% due 7/01/2000 (g)            2,387

A-       Baa1         2,250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                              Series S, 7% due 7/01/2006                                                           2,464

AA       Aa3          1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities' Financing Authority, Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        1,623

A+       A            1,335   Puerto Rico Telephone Authority Revenue Bonds, Series N, 5.50% due
                              1/01/2022                                                                            1,247

Total Investments (Cost--$195,582)--98.8%                                                                        204,758

Other Assets Less Liabilities--1.2%                                                                                2,472
                                                                                                                --------
Net Assets--100.0%                                                                                              $207,230
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)Interest secured by escrow.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)BIG Insured.
(f)FGIC Insured.
(g)Prerefunded.
(h)FSA Insured.
(i)FHA Collateralized.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.


See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$195,582,367) (Note 1a)                         $204,758,228
                    Cash                                                                                           6,761
                    Receivables:
                      Interest                                                             $  2,889,686
                      Beneficial interest sold                                                  229,217        3,118,903
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       1,286
                    Prepaid expenses and other assets (Note 1e)                                                   25,995
                                                                                                            ------------
                    Total assets                                                                             207,911,173
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              261,431
                      Dividends to shareholders (Note 1f)                                       194,978
                      Investment adviser (Note 2)                                                91,198
                      Distributor (Note 2)                                                       66,396          614,003
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        67,105
                                                                                                            ------------
                    Total liabilities                                                                            681,108
                                                                                                            ------------

Net Assets:         Net assets                                                                              $207,230,065
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    368,720
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,531,547
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         12,487
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         22,316
                    Paid-in capital in excess of par                                                         203,084,037
                    Accumulated realized capital losses on investments--net (Note 5)                          (5,997,745)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                                  (967,158)
                    Unrealized appreciation on investments--net                                                9,175,861
                                                                                                            ------------
                    Net assets                                                                              $207,230,065
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $39,482,462 and 3,687,197
                    shares of beneficial interest outstanding                                               $      10.71
                                                                                                            ============
                    Class B--Based on net assets of $164,020,150 and 15,315,471
                    shares of beneficial interest outstanding                                               $      10.71
                                                                                                            ============
                    Class C--Based on net assets of $1,337,151 and 124,869
                    shares of beneficial interest outstanding                                               $      10.71
                                                                                                            ============
                    Class D--Based on net assets of $2,390,302 and 223,160
                    shares of beneficial interest outstanding                                               $      10.71
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                     For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 13,233,148
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,152,673
                    Account maintenance and distribution fees--Class B (Note 2)                 832,299
                    Printing and shareholder reports                                            103,158
                    Transfer agent fees--Class B (Note 2)                                       101,490
                    Professional fees                                                            70,376
                    Accounting services (Note 2)                                                 58,278
                    Transfer agent fees--Class A (Note 2)                                        21,312
                    Amortization of organization expenses (Note 1e)                              15,448
                    Custodian fees                                                               14,334
                    Trustees' fees and expenses                                                  10,523
                    Pricing fees                                                                  9,996
                    Registration fees (Note 1e)                                                   3,717
                    Account maintenance and distribution fees--Class C (Note 2)                   2,884
                    Account maintenance fees--Class D (Note 2)                                    1,324
                    Transfer agent fees--Class D (Note 2)                                           744
                    Transfer agent fees--Class C (Note 2)                                           365
                    Other                                                                         7,736
                                                                                           ------------
                    Total expenses                                                                             2,406,657
                                                                                                            ------------
                    Investment income--net                                                                    10,826,491
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,749,284)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      3,708,463
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 11,785,670
--Net (Notes                                                                                                ============
1b, 1d & 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 10,826,491     $ 11,280,577
                    Realized loss on investments--net                                        (2,749,284)      (3,460,520)
                    Change in unrealized appreciation (depreciation) on
                    investments--net                                                          3,708,463       (9,190,582)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               11,785,670       (1,370,525)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (2,302,263)      (2,525,082)
Shareholders          Class B                                                                (8,428,820)      (8,755,495)
(Note 1f):            Class C                                                                   (23,237)              --
                      Class D                                                                   (72,171)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (197,825)
                      Class B                                                                        --         (769,333)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,826,491)     (12,247,735)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                   (18,720,933)      20,934,073
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (17,761,754)       7,315,813
                    Beginning of year                                                       224,991,819      217,676,006
                                                                                           ------------     ------------
                    End of year                                                            $207,230,065     $224,991,819
                                                                                           ============     ============



                    See Notes to Financial Statements.

Financial Highlights
                                                                                           Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Aug. 31,
from information provided in the financial statements.                                                         1990++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  10.63   $  11.23  $  11.03  $  10.37   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .58        .58       .62       .66        .61
                      Realized and unrealized gain (loss) on
                      investments--net                                     .08       (.55)      .24       .70        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .66        .03       .86      1.36        .98
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.58)      (.58)     (.62)     (.66)      (.61)
                      Realized gain on investments--net                     --         --      (.04)     (.04)        --
                      In excess of realized gain on
                      investments--net                                      --       (.05)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.58)      (.63)     (.66)     (.70)      (.61)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.71   $  10.63  $  11.23  $  11.03   $  10.37
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.51%       .19%     8.15%    13.57%     10.28%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                        .74%       .69%      .71%      .60%       .46%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .74%       .69%      .72%      .77%      1.09%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.57%      5.28%     5.62%     6.15%      6.63%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 39,482   $ 46,669  $ 47,024  $ 35,042   $ 18,368
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  57.17%     65.97%    16.28%    29.58%     15.81%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                           Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Aug 31,
from information provided in the financial statements.                                                         1990++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  10.63   $  11.23  $  11.03  $  10.37   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .53        .53       .56       .61        .56
                      Realized and unrealized gain (loss) on
                      investments--net                                     .08       (.55)      .24       .70        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .61       (.02)      .80      1.31        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.53)      (.53)     (.56)     (.61)      (.56)
                      Realized gain on investments--net                     --         --      (.04)     (.04)        --
                      In excess of realized gain on
                      investments--net                                      --       (.05)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.53)      (.58)     (.60)     (.65)      (.56)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.71   $  10.63  $  11.23  $  11.03   $  10.37
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.97%      (.31%)    7.61%    13.10%      9.68%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement            .75%       .70%      .71%      .60%       .50%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses, net of reimbursement                       1.25%      1.20%     1.21%     1.10%      1.00%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.25%      1.20%     1.22%     1.28%      1.58%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.06%      4.77%     5.11%     5.67%      6.08%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $164,020   $178,322  $170,652  $129,475   $ 77,165
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  57.17%     65.97%    16.28%    29.58%     15.81%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)



Financial Highlights (concluded)
The following per share data and ratios have been derived                                        For the Period
from information provided in the financial statements.                                        October 21, 1994++ to
                                                                                                  July 31, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C           Class D
Per Share           Net asset value, beginning of period                                   $      10.34     $      10.34
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .40              .44
                    Realized and unrealized gain on investments--net                                .37              .37
                                                                                           ------------     ------------
                    Total from investment operations                                                .77              .81
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.40)            (.44)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      10.71     $      10.71
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            7.62%+++         8.05%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .79%*            .76%*
Net Assets:                                                                                ============     ============
                    Expenses, net of reimbursement                                                1.39%*            .86%*
                                                                                           ============     ============
                    Expenses                                                                      1.39%*            .86%*
                                                                                           ============     ============
                    Investment income--net                                                        4.83%*           5.45%*
                                                                                           ============     ============

Supplemental        Net assets, end of period (in thousands)                               $      1,337     $      2,390
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           57.17%           57.17%
                                                                                           ============     ============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account
                                        Maintenance   Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                         MLFD         MLPF&S

Class A                                $1,953        $22,177
Class D                                $2,114        $22,130



For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $481,103 and $351 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, FDS, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $113,497,990 and $131,654,527, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:



                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (1,936,856)  $  9,175,861
Short-term investments                   (267)            --
Financial futures contracts          (812,161)            --
                                 ------------   ------------
Total                            $ (2,749,284)  $  9,175,861
                                 ============   ============



As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $9,171,829, of which $9,315,822 related to appreciated securities and $143,993 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $195,586,399.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(18,720,933) and $20,934,073 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:



Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           285,352   $  2,994,554
Shares issued to shareholders
in reinvestment of dividends          107,747      1,124,074
                                  -----------   ------------
Total issued                          393,099      4,118,628
Shares redeemed                    (1,096,857)   (11,448,312)
                                  -----------   ------------
Net decrease                         (703,758)  $ (7,329,684)
                                  ===========   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         1,095,757   $ 12,136,853
Shares issued to shareholders
in reinvestment of dividends
and distributions                     120,076      1,329,884
                                  -----------   ------------
Total issued                        1,215,833     13,466,737
Shares redeemed                    (1,011,632)   (11,085,681)
                                  -----------   ------------
Net increase                          204,201   $  2,381,056
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         2,388,253   $ 24,978,371
Shares issued to shareholders
in reinvestment of dividends          432,890      4,516,904
                                  -----------   ------------
Total issued                        2,821,143     29,495,275
Shares redeemed                    (4,280,646)   (44,462,443)
Conversion of shares                     (534)        (5,764)
                                  -----------   ------------
Net decrease                       (1,460,037)  $(14,972,932)
                                  ===========   ============




Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         4,388,673   $ 49,079,880
Shares issued to shareholders
in reinvestment of dividends
and distributions                     468,309      5,185,597
                                  -----------   ------------
Total issued                        4,856,982     54,265,477
Shares redeemed                    (3,273,476)   (35,712,460)
                                  -----------   ------------
Net increase                        1,583,506   $ 18,553,017
                                  ===========   ============

Class C Shares for the Period         Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           133,835   $  1,406,245
Shares issued to shareholders
in reinvestment of dividends            1,527         16,223
                                  -----------   ------------
Total issued                          135,362      1,422,468
Shares redeemed                       (10,493)      (112,724)
                                  -----------   ------------
Net increase                          124,869   $  1,309,744
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           254,777   $  2,604,492
Conversion of shares                      534          5,764
Shares issued to shareholders
in reinvestment of dividends            1,732         18,389
                                  -----------   ------------
Total issued                          257,043      2,628,645
Shares redeemed                       (33,883)      (356,706)
                                  -----------   ------------
Net increase                          223,160   $  2,271,939
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $5,019,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New Jersey Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period August 31, 1990 (commencement of operations) to July 31, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July
31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1995
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed during the year.

Please retain this information for your records.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863